                                                 File Nos. 33-11465 and 811-4987


   As Filed with the Securities and Exchange Commission on February 24, 1999



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 13
                                                     --
                                       to
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                             (Exact Name of Trust)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama  35233
                    (Address of Principal Executive Office)

                             _____________________

                          John H. Livingston, Esquire
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama  35233
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                         Frederick R. Bellamy, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2415

                        ________________________________



It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ]  on _________ pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [x]  on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 1999

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage ISM variable life insurance policy, which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233
Telephone: (205) 325-4300

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

                                 ADVANTAGE ISM
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Life Variable Account

   The policy offers a choice of 11 investment divisions of United Investors Life Variable Account. Each variable investment division invests in one of the following portfolios of Target/United Funds, Inc.:

   . Asset Strategy Portfolio
   . Balanced Portfolio
   . Bond Portfolio
   . Growth Portfolio
   . High Income Portfolio
   . Income Portfolio
   . International Portfolio
   . Limited-Term Bond Portfolio
   . Money Market Portfolio
   . Science and Technology Portfolio
   . Small Cap Portfolio

   The prospectus for Target/United Funds, Inc. is attached; it describes these portfolios.

There is no guaranteed or minimum policy value; the policy value will fluctuate with investment performance of the variable investment divisions. If the loan balance exceeds the policy value less surrender charges, or if the surrender value becomes insufficient to cover the annual deduction of charges under the policy, the policy may terminate without value.

Generally, the policy will be a modified endowment contract for Federal income tax purposes. Therefore, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the policy. In addition, prior to your reaching actual age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents
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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   1
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   3
  Inquiries.................................................................   4

United Investors Life Variable Account......................................   5
  Target/United Funds, Inc..................................................   5
  Fund Management and Fees..................................................   7

The Policy..................................................................   8
  Applying for a Policy.....................................................   8
  "Free Look" Right to Cancel the Policy....................................   8
  Premiums..................................................................   8
  Transfers.................................................................   9
  Dollar-Cost Averaging.....................................................  10
  Surrender of the Policy...................................................  10
  Policy Loans..............................................................  10
  Requesting Payments.......................................................  12
  Reports to Owners.........................................................  12
  Other Policy Provisions...................................................  12
  Assignment and Change of Owner............................................  14

Charges and Deductions......................................................  14
  Deductions from Premiums..................................................  14
  Annual Deduction..........................................................  14
  Mortality and Expense Risk Charge......................................... 15
  Federal Taxes.............................................................  16
  Surrender Charge..........................................................  16
  Fund Expenses.............................................................  16
  Reduction in Charges for Certain Groups...................................  16

Policy Values...............................................................  16
  Policy Value..............................................................  16
  Variable Account Value....................................................  17

Death Benefits..............................................................  18
  Amount of Death Benefit Payable...........................................  18
  Changing the Minimum Death Benefit........................................  19
  Beneficiary...............................................................  20

Tax Considerations..........................................................  20
  Introduction..............................................................  20
  Tax Status of the Policy..................................................  20
  Tax Treatment of Policy Benefits..........................................  21
  Taxation of United Investors..............................................  22
  Employment-Related Benefit Plans..........................................  23

Other Information...........................................................  23
  United Investors Life Insurance Company...................................  23
  Sale of the Policies......................................................  24
  Changing the Variable Account.............................................  24
  Voting of Portfolio Shares................................................  24
  Addition, Deletion, or Substitution of Investments........................  25
  Other Information.........................................................  25
  Litigation................................................................  26
  Legal Matters.............................................................  26
  Experts...................................................................  26
  Financial Statements......................................................  26

Appendix A: Death Benefit Factors...........................................  27

Appendix B: Hypothetical Illustrations......................................  28
Appendix C: Directors and Officers of United Investors......................  33
Appendix D: Glossary........................................................  35
Appendix E: Financial Statements............................................  37




--------------------------------------------------------------------------------

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is in any way similar or comparable to an investment in a mutual fund.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know and consider before purchasing the Advantage I variable life insurance policy. Certain terms and phrases used in this prospectus are explained in Appendix D.

The Policy

   The Advantage I variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to change the minimum death benefit payable under the policy.

(c) provides the opportunity for cash value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to surrender the policy completely or to borrow against the policy value. Loans will affect the policy value and may affect the death benefit and termination of the policy. Generally, surrenders and loans will both be treated as taxable distributions.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

Payment of Premiums

   You can purchase the policy with a single premium payment of at least $5,000. However, extra premiums may be required to prevent policy termination under certain circumstances. Within limits, you can pay additional premiums after the first policy year.

Funding Choices

   You may divide your Advantage I policy value among the eleven portfolios of Target/United Funds, Inc. There is no guaranteed or minimum policy value. Instead, your policy value will go up or down with the performance of the particular Target/United Funds, Inc. portfolios you select (and the deduction of charges). You will lose money if the investment performance of the portfolios you select is not sufficiently positive to cover the charges under the policy.

   The eleven portfolios of Target/United Funds, Inc. currently are:

  . Asset Strategy Portfolio
  . Balanced Portfolio
  . Bond Portfolio
  . Growth Portfolio
  . High Income Portfolio
  . Income Portfolio
  . International Portfolio
  . Limited-Term Bond Portfolio
  . Money Market Portfolio
  . Science and Technology Portfolio
  . Small Cap Portfolio

Charges and Deductions

   We do not deduct any charges from your initial premium--we credit the entire amount to your policy value. However, there are charges totaling 12% of your initial premium, deducted in ten annual installments. Specifically, on each of the first ten policy anniversaries, we deduct 1.20% of the initial premium payment. This charge consists of:

(a) 0.85% for sales expenses;

(b) 0.10% for underwriting and issue expenses; and

(c) 0.25% for premium taxes.

   We deduct a 6% sales load and a 2.5% premium tax charge from any additional premium payments after the initial premium payment (except for grace period premiums).

   On every policy anniversary (including the first ten), we deduct:

(a) a mortality charge for the cost of insurance (determined by the insured's attained age, sex, and risk classification); and

(b) a $50 charge for certain administrative expenses.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.60% of those assets. We guarantee not to increase this mortality and expense risk charge.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Target/United Funds, Inc. See the table below for a summary of these portfolio expenses.

                 Target/United Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                                                               Total
                          Management   12b-1       Other     Portfolio
         Portfolio           Fee     Fees(/2/) Expenses(/3/) Expenses
            ----------------------------------------------------------
         Asset Strategy      0.80%     0.25%       0.13%       1.18%
            ----------------------------------------------------------
         Balanced            0.60%     0.25%       0.07%       0.92%
            ----------------------------------------------------------
         Bond                0.53%     0.25%       0.05%       0.83%
            ----------------------------------------------------------
         Growth              0.70%     0.25%       0.02%       0.97%
            ----------------------------------------------------------
         High Income         0.65%     0.25%       0.05%       0.95%
            ----------------------------------------------------------
         Income              0.70%     0.25%       0.02%       0.97%
            ----------------------------------------------------------
         International       0.80%     0.25%       0.18%       1.23%
            ----------------------------------------------------------
         Limited-Term
          Bond               0.55%     0.25%       0.18%       0.98%
            ----------------------------------------------------------
         Money Market        0.50%     0.25%       0.08%       0.83%
            ----------------------------------------------------------
         Science and
          Technology         0.69%     0.25%       0.25%       1.19%
            ----------------------------------------------------------
         Small Cap           0.85%     0.25%       0.05%       1.15%

(/1/) These expenses are deducted directly from the assets of the Target/United Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed, Inc., the investment adviser of Target/United Funds, Inc., supplied the above information, and we have not independently verified it. See the Target/United Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc. (the principal underwriter of Target/United Funds, Inc.) of no more than 0.25% of the portfolio's average annual net assets. The fee reimburses Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain the policies. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940. Waddell & Reed, Inc. is also the principal underwriter of the policies.

(/3/) Other Expenses are those incurred for the year ended December 31, 1998. [1998 data to be provided when available]

   Actual expenses of Target/United Funds, Inc. may be greater or less than those shown.

   If you surrender the policy during the first eight policy years, we deduct a surrender charge from the policy value. The surrender charge rate is 8% of the initial premium for a surrender occurring in the first policy year. The surrender charge rate decreases by 1% per year.

Taxes

   We intend for the policy to satisfy the definition of a life insurance contract under the Internal Revenue Code. The death benefit paid under a life insurance contract generally should be excludable from the gross income of the recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit.

   The policies generally will be modified endowment contracts. See "Tax Considerations" for a discussion of when distributions could be subject to Federal income tax or penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) plus any loan balance. The policy value may be substantially less than the premiums paid.

   Policy Loans. After the first policy year, you may take loans in aggregate amounts of up to 90% of the policy value, less surrender charges and loan interest to the next policy anniversary. Policy loans reduce the amount available for allocations and transfers.

   Surrender. You may surrender the policy at any time for its surrender value. The surrender value is the policy value less any loan balance and any applicable surrender charges. Only full surrenders are allowed; partial surrenders are not permitted.

Death Benefit

   So long as the policy remains in force, the death benefit payable will be the greater of:

(a) the policy's minimum death benefit; or

(b) a multiple of the policy value (up to 2 1/2 times the policy value).

   The death benefit therefore may, like the policy value, increase or decrease to reflect the performance of the variable investment divisions (to which your policy value is allocated). Subject to certain limits, you may change the policy's minimum death benefit.

   Any outstanding loan balance reduces the death benefit proceeds.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficient to cover the charges deducted under the policy.

   If a policy's loan balance exceeds its policy value less surrender charges, or if its surrender value becomes insufficient to cover the annual deduction when due, then the policy will terminate without value after a grace period.

Other Information

   Free Look: For ten days after you receive the policy, you may cancel the policy and receive a full refund of the premium that was paid (or the amount required by your state, if greater). During this period, the entire policy value is held in the money market investment division.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in

Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the initial premium accumulated with interest and demonstrate that the policy value may be low (compared to the premium plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (205) 325-4300

--------------------------------------------------------------------------------

   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Target/United Funds, Inc. prospectus carefully before investing.

United Investors Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of Target/United Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

Target/United Funds, Inc.

   The Variable Account invests in shares of Target/United Funds, Inc., a mutual fund with the following investment portfolios:

  1. Asset Strategy Portfolio;

  2. Balanced Portfolio;

  3. Bond Portfolio;

  4. Growth Portfolio;

  5. High Income Portfolio;

  6. Income Portfolio;

  7. International Portfolio;

  8. Limited-Term Bond Portfolio;

  9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of Target/United Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Target/United Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio          Investment Objective and Certain Policies
----------------------------------------------------------------------------------------
  Asset Strategy     The Asset Strategy Portfolio seeks high total return over the long term. It diversifies among stocks, bonds, and short-term
                     instruments, both in the United States and abroad.
----------------------------------------------------------------------------------------
  Balanced           The Balanced Portfolio primarily seeks current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.
----------------------------------------------------------------------------------------
  Bond               The Bond Portfolio seeks current income with an emphasis on preservation of capital. It invests primarily in debt securities of varying yields, qualities, and maturities.
----------------------------------------------------------------------------------------
  Growth             The Growth Portfolio primarily seeks capital growth. As a secondary goal it seeks current income. It invests primarily in common stocks or securities convertible into common stocks.
----------------------------------------------------------------------------------------
  High Income        The High Income Portfolio primarily seeks high current income. As a secondary goal it seeks capital growth when consistent with the primary goal. It invests primarily in high-yield, high risk fixed-
                     income securities (commonly known as "junk bonds"), but may have up to 20% of its assets in common stocks. High-yield fixed-income securities may have an increased risk of default and greater market price volatility than higher rated securities due to various circumstances. (See "Debt Securities" in the Target/United Funds,
                     Inc. prospectus for a further description of the risk factors.)
----------------------------------------------------------------------------------------
  Income             The Income Portfolio primarily seeks to maintain current income, subject to market conditions, with a secondary goal of capital growth. It invests primarily in common stocks or securities convertible into common stocks that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.
----------------------------------------------------------------------------------------
  International      The International Portfolio primarily seeks long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.
----------------------------------------------------------------------------------------
  Limited-Term Bond  The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The portfolio seeks to maintain a dollar-weighted average maturity of its portfolio of two to five years.
----------------------------------------------------------------------------------------
  Money Market       The Money Market Portfolio seeks to maximize current income consistent with stability of principal. It may invest in money market securities such as bank obligations and instruments secured by bank obligations, commercial paper and corporate debt
                     obligations and obligations of the U.S. and Canadian Governments or their respective agencies and instrumentalities. Investments in the money market portfolio are neither insured nor guaranteed by the
                     U.S. Government. There is no assurance that the portfolio will be able to maintain a net asset value of $1.00 per share.

  Portfolio               Investment Objective and Certain Policies
---------------------------------------------------------------------------------------------
  Science and Technology  The Science and Technology Portfolio seeks long-term capital growth through investments primarily in science and technology securities.
---------------------------------------------------------------------------------------------
  Small Cap               The Small Cap Portfolio seeks capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average.


   Target/United Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Target/United Funds, Inc. prospectus.

Fund Management and Fees

   Waddell & Reed Investment Management Company, the manager of Target/United Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned subsidiary of Waddell & Reed, Inc., which is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The manager provides investment advice to and supervises investments of a number of mutual funds. The manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Target/United Funds portfolio pays the manager a fee for managing its investments. The fee consists of two elements:

  (i) a specific fee computed each day on the portfolio's net asset value at the following annual rates; and

   Portfolio                                                   Specific Fee (%)
   ---------                                                   ----------------
   Asset Strategy.............................................       0.30%
   Balanced...................................................       0.10%
   Bond.......................................................       0.03%
   Growth.....................................................       0.20%
   High Income................................................       0.15%
   Income.....................................................       0.20%
   International..............................................       0.30%
   Limited-Term Bond..........................................       0.05%
   Money Market...............................................       0.00%
   Science and Technology.....................................       0.20%
   Small Cap..................................................       0.35%

  (ii) the portfolio's proportionate share of a base fee computed each day on the combined net asset values of all the portfolios at the following annual rates:

   Group Net Asset
   Level ($ millions)                                               Base Fee (%)
   ------------------                                               ------------
   <$750...........................................................     0.51%
   $750-$1,500.....................................................     0.49%
   $1,500-$2,250...................................................     0.47%
   >$2,250.........................................................     0.45%

   The base fee is computed on the combined net asset value of all eleven portfolios of Target/United Funds, Inc. For 1998, the base fee rate was 0. %. [1998 rate to be provided when available]

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our home office (at the address listed on page 4 of this prospectus), and pay an initial premium of at least $5,000. (See "Premiums" below). The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it.

   Generally, we will issue a policy covering an insured up to age 75 (on his or her birthday nearest the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We reserve the right not to accept an application for any lawful reason.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of the premium that was paid (or the amount required by your state, if greater). The "free look" period expires 10 days after you receive your policy. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our home office or to the agent who sold it to you.

Premiums

   The minimum initial premium required to purchase a policy is $5,000. The minimum death benefit payable under the policy depends on the amount of the initial premium paid (plus any additional premiums paid, as discussed below) and the issue age, sex, and risk class of the proposed insured.

   Although you can purchase the policy with a single premium, you may pay additional premiums (within certain limits) after the first policy year. Only one additional premium (not counting grace period premiums, discussed below) may be paid in any policy year. Each additional premium that does not require an increase in the minimum death benefit must be at least $500. Each additional premium that does require an increase in the minimum death benefit must be at least $5,000 and is subject to certain conditions. (See "Changing the Minimum Death Benefit.")

   Aside from any additional premium you may pay voluntarily, additional premiums may be required to keep the policy in force. (See "Grace Period and Termination.") Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Allocation of Premiums. In the application for the policy, you specify (in whole percentages, from 0% to 100%) how you want the initial premium allocated among the investment divisions of the Variable Account.

   Between the date that we receive the initial premium and the policy's effective date, the initial premium is held in our general account and is credited with interest as if it had been invested in the money market investment division of the Variable Account. From the policy's effective date to the seventeenth day after the policy's effective date or the first business day thereafter, the initial premium plus any accrued interest will be allocated to the money market investment division. At the end of this period, your policy value will be transferred to other investment divisions of the Variable Account in accordance with the allocation instructions in your application. The seventeen-day period includes the 10-day "Free Look" period, plus 7 days for processing and policy delivery.

   Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If our approval is required, the additional premium will be held in our general account and credited with interest as if it had been invested in the money market investment division until the date of approval. Then we will invest the additional premium (and interest credited) in accordance with your written instructions. If no instructions are given, then the additional premium will be invested in the same proportions that the value of each variable investment division bears to your existing variable account value.

   Your policy value will vary with the investment performance of the variable investment divisions you select, and you bear the entire investment risk for the amounts allocated to the Variable Account. In addition to affecting the policy value, investment performance may also affect the death benefit payable under the policy. You should periodically review your allocation of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

   Grace Period and Termination. A policy will terminate on the earliest of:

  (a) the date the policy is surrendered;

  (b) the end of the grace period;

  (c) the date of death of the insured; or

  (d) the policy's maturity date.

   If the loan balance exceeds the policy value less surrender charges, or if the surrender value is insufficient to cover the annual deduction, then the policy will terminate without value unless, during a grace period of 61 days-- from the date notice is mailed to you--you pay a grace period premium sufficient to keep the policy in force. The grace period premium will not exceed the amount by which the loan balance exceeds the policy value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. Payment of the grace period premium will be sufficient to keep the policy in force until the next policy anniversary, regardless of investment performance. If the grace period premium is not paid before the expiration of the grace period, the policy will terminate without value. If the insured dies during the grace period, then any loan balance or overdue annual deduction will be deducted from the death benefit to determine the proceeds payable.

Transfers

   You may transfer all or part of your policy value from one variable investment division to one or more of the other variable investment divisions up to 12 times in a policy year. There is no charge for making transfers. The minimum amount that may be transferred out of a variable investment division is $1,000 or, if less, your variable account value in that variable investment division. Transfers are not allowed during the "free look" period.

   Transferring the value of one variable investment division into two or more variable investment divisions counts as one transfer request. However, transferring the values of two variable investment divisions into one variable investment division counts as two transfer requests.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). We have the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, you may be required to use a personal identification number to initiate a telephone transfer. We will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. As a result, you bear the risk of loss arising from such a fraudulent request if you give us authorization for telephone transfers.

   A transfer will take effect on the date we receive the request if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to up to four of the other variable investment divisions on a monthly basis prior to the policy's maturity date. Automatic transfers will be made on the day of the month selected in your application if a business day, or on the first business day thereafter. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Surrender of the Policy

   You may surrender your policy for its surrender value by sending a written request to our home office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days after we receive your written request. (See "Delay or Suspension of Payments.")

   Upon surrender of your policy, we will pay you the surrender value. The surrender value is:

  (a) the policy value; minus

  (b) any loan balance; minus

  (c) the surrender charge, if any (during the first eight policy years).

   Coverage under the policy will terminate as of the date we receive your written request for surrender. Surrenders may be taxable transactions. (See "Tax Considerations.")

Policy Loans

   A loan taken from, or secured by, a policy may have Federal income tax consequences. (See "Tax Considerations.")

   After the first policy year, you may borrow against your policy in an amount up to the loan value. The loan value is 90% of the policy value, less surrender charges and interest to the next policy anniversary. You may borrow in one or more separate loans any amount up to the difference between the loan value and any existing loan balance. We charge an effective annual interest rate of 6% on all loans. We include interest until the next policy anniversary in determining the maximum loan value. The loan balance equals the total of all outstanding policy loans and accrued interest on these loans. The loan value of the policy is the sole security for the loan. The minimum loan amount is $200. If you request more than four loans in any one policy year, we deduct a $25 transaction charge for each additional loan.

   We will transfer an amount equal to each policy loan from the variable investment divisions to our general account as security for the loan balance. We will allocate the amount to be transferred in the same proportion that the value of each variable investment division bears to your variable account value, unless you specify the variable investment divisions from which the loan is to be made. We will credit the amounts transferred to our general account (equal to the loan balance) with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (for a total of 6.0%) is credited on loaned amounts that do not exceed the policy value less the total premiums paid, excluding grace period premiums. We may change this additional interest rate in the future. Your variable account value is reduced by the amount transferred to our general account (to secure the loan balance), including loan interest charges that become part of the loan because they are not paid when due.

   Loan interest is charged daily and is due on each policy anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. In this case, the unpaid interest will be taken from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value.

   If the loan balance exceeds the policy value less surrender charges, the policy will terminate without value unless premium payments sufficient to keep the policy in force are made by the end of the grace period. (See "Grace Period and Termination.")

   Effect of Policy Loan. A policy loan will affect your policy in several ways.

   First, a policy loan will permanently affect the policy value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the variable investment divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a policy under which no loan is outstanding, the policy value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the variable investment divisions and greater if the general account net interest rate is higher than the investment return of the variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the policy value less surrender charges. The policy may terminate unless you pay a sufficient additional premium to avoid termination during a 61-day grace period.

   Repayment of the Loan Balance. You may repay all or part of the loan balance at any time while the insured is alive and the policy is in force. Repayments must be in amounts of at least $200 or the outstanding loan balance if less. Amounts we receive while a loan is outstanding will be considered a loan repayment unless you instruct otherwise.

   Upon repayment of the loan balance, the portion of the repayment allocated to each variable investment division will be transferred from our general account and increase your variable account value in that variable investment division. The repayment will be allocated among the variable investment divisions in the same proportion that the value of each variable investment division bears to the variable account value, unless you instruct us otherwise. We will allocate the repayment of the loan balance to the variable investment divisions when the repayment is received.

   Postponement of a Loan. We will usually pay loan proceeds within seven days after we receive your written request. However, loans may be deferred under certain circumstances. (See "Delay or Suspension of Payments.")

Requesting Payments

   Written requests for payment must be sent to our home office. We will ordinarily pay any death benefit, loan amount, or surrender value within seven days after we receive all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our home office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   Delay or Suspension of Payments. We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

    (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

    (ii) trading is restricted by the SEC, or

    (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

   We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also receive an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make transfers, or take out a policy loan.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the insurance amount, once two years have elapsed since the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide (while sane or insane) within two years after the policy's effective date. In this instance, our liability will be limited to the total premiums paid less any loan balance.

   If the insured dies by suicide (while sane or insane) within two years after the effective date of any increase in insurance requiring evidence of good health, the proceeds payable under the policy shall be:

  (a) reduced by the excess, if any, of the net amount at risk (death benefit minus policy value) on the date of the death over the net amount at risk immediately before the effect date of increase; and

  (b) increased by the cost of insurance changes deducted from policy value for this excess.

   Reinstatement. If the grace period has expired, you may reinstate the policy by:

  (a) submitting a written request at any time within three years after the end of the grace period and before the policy's maturity date;

  (b) providing us with satisfactory evidence of insurability;

  (c) paying an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

  (d) repaying or reinstating any loan balance which existed on the policy at the end of the grace period.

   If we approve the reinstatement, then:

  (a) the effective date of reinstatement will be the date of your written request or the date the required additional premium is paid, if later;

  (b) the death benefit will be reset to its level at the end of the grace period; and

  (c) we will resume making charges and deductions from policy value as of the date of reinstatement.

   (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit and any other amount paid will be adjusted if the insured's age or sex has been misstated. The benefits paid will reflect the correct age and sex.

   Right to Exchange for Fixed Life Insurance. Once during the first two policy years, you have the right to exchange the policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the variable investment divisions. We will not require evidence of insurability. We will require that:

  (a) this original policy be in force;

  (b) you file a written request; and

  (c) you repay any existing loan balance.

   The new policy will have the same initial death benefit, effective date and issue age as the original policy. The premium for the new policy will be based on our rates in effect on its effective date for the same class of risk as under the original policy. Upon request, we will inform you of the single premium for the new policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original policy and the new policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the policies are delivered.

   Entire Contract. The entire contract is made up of the policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

   Other Changes. We may make changes in the policy at any time if we believe the changes are:

  (a) necessary to assure compliance at all times with the definition of life insurance in the Internal Revenue Code;

  (b) necessary to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject;

  (c) necessary to reflect a change in the operation of the Variable Account, if allowed by the policy; or

  (d) necessary or appropriate to conform the policy to, or give you the benefit of, any Federal or state statute, rule, or regulation.

   Only an executive officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our executive officers to be valid.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be responsible for the validity or effect of any assignment, and no assignment will be binding upon us until we receive a written copy of it at our home office. Because an assignment may be a taxable event, you should consult a qualified tax advisor before making an assignment. (See "Tax Considerations" below.)

   Unless you inform us otherwise in writing, you may change the policy owner while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any payments we make or other action we have taken before we receive the request. Because a change of policy owner may have tax consequences, you should consult a qualified tax advisor before changing the owner. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.")

   Any such assignment or change of owner must be in a written form acceptable to us. (We may require you to send us your policy before making the change.)

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Deductions from Premiums

   We do not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. However, we do deduct a sales load of 6.0%, and a premium tax charge of 2.5%, of any additional premiums (excluding grace period premiums) prior to their allocation to the Variable Account.

Annual Deduction

   On each policy anniversary, we deduct several charges to compensate us for certain costs and expenses. We make the deductions pro rata from each of the variable investment divisions to which your variable account value is allocated. This is called the "annual deduction."

   Deductions on Each of the First Ten Policy Anniversaries. On each of your first ten policy anniversaries, we deduct a charge equal to 1.20% of the initial premium. This charge consists of 0.85% for sales expenses, 0.10% for underwriting and issue expenses, and 0.25% for premium taxes. Each of these charges is discussed below.

  Sales Expenses                  The 0.85% charge is for certain sales and
                                  other distribution expenses incurred at the
                                  time the policies are issued, including agent
                                  sales commissions, the cost of printing
                                  prospectuses and sales literature,
                                  advertising, and other marketing and sales
                                  promotional activities.
-------------------------------------------------------------------------------
  Underwriting and Issue Expenses The 0.10% charge compensates us for initial underwriting costs and for certain expenses
                                  incurred in issuing the policy, including the
                                  cost of processing applications, conducting
                                  medical examinations, determining
                                  insurability, and establishing records.
-------------------------------------------------------------------------------
  State and Local Premium Taxes   The 0.25% charge compensates us for the
                                  average premium tax expense incurred when
                                  issuing the policy. We currently incur state
                                  premium taxes ranging from 1.75% to 3.50%. In
                                  some states, localities charge additional
                                  premium taxes.


   Cost of Insurance. On each policy anniversary (including the first ten), we deduct a mortality charge to compensate us for the cost of insurance for the preceding policy year. Specifically, this charge is designed to compensate us for the anticipated cost of paying death benefits to the beneficiaries of insureds who die while the policy is in force. On the policy's effective date, the death benefit is substantially higher than the initial premium payment. As the insured grows older and if investment results have been sufficiently favorable, then the difference between the policy value and the death benefit will become smaller. Until the policy's maturity date, the death benefit will always be higher than the policy value. To enable us to pay this amount at risk, we deduct the mortality charge.

   The mortality charge is based on the policy's net amount at risk (which is the difference between the death benefit and the policy value as of the end of the policy year) and on the attained age, sex and risk class of the insured. We will determine annual cost of insurance rates based upon our expected future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the policy, which are contained in the 1980 Commissioners' Standard Ordinary Mortality Table, Age Nearest Birthday, or a multiple thereof for substandard classes.

   Administrative Expenses. On each policy anniversary (including the first ten), we deduct a $50 charge to compensate us for expenses we incur in administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers, policy loans and policy changes, providing reports to policy owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that Policy.

Mortality and Expense Risk Charge

   We deduct a daily charge from the Variable Account at an effective annual rate of 0.60% of the average daily net assets of each variable investment division to compensate us for assuming certain mortality and expense risks under the policy. We may realize a profit from this charge and may use the profit for any purpose, including distribution expenses. We may not increase the level of this charge, which is guaranteed for the life of the policy. The mortality risk is the risk that the cost of insurance charges specified in the policy will be insufficient to meet actual claims. The expense risk is the risk that the other expense charges may be insufficient to cover the actual expenses we incur in connection with the policy.

Federal Taxes

   Currently no charge is made to the Variable Account for Federal income taxes (or the burden thereof) that may be attributable to the Variable Account. We may, however, make such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account. (See "Tax Considerations.")

Surrender Charge

   If you surrender the policy during the first eight policy years, then we will deduct a surrender charge as a percentage of the initial premium, as specified in the following table of surrender charges:

  Policy Year:         1st 2nd 3rd 4th 5th 6th 7th 8th 9th or greater
---------------------------------------------------------------------
  Surrender Charge %:   8%  7%  6%  5%  4%  3%  2%  1% none


   No surrender charge applies after the first eight policy years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each policy year by a fixed amount regardless of the investment experience of the Variable Account.

   We will deduct the surrender charge from the proceeds payable upon surrender to partially compensate us for sales expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we derive from the surrender charge, along with the deduction on the first ten policy anniversaries for sales expenses and the sales load deducted from additional premiums, may not be sufficient to cover the policy's distribution expenses. We may recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

Fund Expenses

   The value of the assets of the Variable Account will reflect the investment advisory fee, 12b-1 fee, and other expenses incurred by the portfolios. For more information, see the "Summary" of this prospectus and the accompanying prospectus for Target/United Funds, Inc.

Reduction in Charges for Certain Groups

   We may waive or reduce the charges for sales expenses (including the surrender charge) and administrative expenses, on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Policy Value

   On the policy's maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy may be surrendered at any time for the surrender value, which is equal to the policy value less any loan balance and less any applicable surrender charge. (See "Surrender Charge.") The policy value equals the variable account value plus the loan balance. The policy value will begin to vary immediately to reflect:

  (a) the investment performance of the variable investment divisions to which the policy value is allocated;

  (b) any loan activity; and

  (c) the charges assessed in connection with the policy.

   There is no guaranteed minimum policy value.

Variable Account Value

   Your policy's variable account value is equal to the sum of the values attributed to your policy in the investment divisions of the Variable Account. The variable account value equals the policy value less any loan balance. The value of each variable investment division is calculated first on the policy's effective date and thereafter on each normal business day. On the policy's effective date, the value attributed to your policy in the variable investment divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the policy's effective date. On any business day thereafter, the value attributed to your policy in each variable investment division equals what it was on the previous business day, multiplied by the appropriate net investment factor for the current business day increased and/or decreased by the amounts specified below.

   The value of a variable investment division increases by:

  (a) the amount of any net premium payments allocated to the variable investment division during the current business day;

  (b) the amount of any transfers from other variable investment divisions during the current business day; and

  (c) the amount of any loan repayments allocated to the variable investment division during the current business day.

   The value of a variable investment division decreases by:

  (a) the amount of any transfers to other variable investment divisions during the current business day;

  (b) the portion of any annual deduction allocated to the variable investment division during the current business day; and

  (c) the amount of any loan or loan interest transferred from the variable investment division during the current business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the annual deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division; or

  (c) an amount is transferred from the variable investment division.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a variable investment division from one business day to the next. The net investment factor may be greater or less than one, so the value of a variable investment division may increase or decrease.

   The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

  (c) is a deduction for the current mortality and expense risk charge.

Death Benefits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our home office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary named in the policy.

Amount of Death Benefit Payable

   The amount of death benefit payable will never be less than the policy's minimum death benefit (reduced by any outstanding policy loans) so long as the policy remains in force. You may select from a range of initial minimum death benefits. The minimum death benefit can be an amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for Federal income tax purposes). At your option, the minimum death benefit can also be an amount not greater than 133% of that amount. (See "Grace Period and Termination.")

   The death benefit payable under the policy is the greater of:

  (a) the minimum death benefit; or

  (b) the policy value on the date of death multiplied by the applicable death benefit factor for the insured's attained age shown in Appendix A to this prospectus.

   The policy value will begin to vary on the policy's effective date to reflect the investment performance of the amounts allocated under your policy to the investment divisions of the Variable Account. There is no guarantee that the policy value will increase (it may decrease), nor is there any guarantee that the death benefit payable will increase above the minimum death benefit.

   The minimum death benefit is shown in your policy. Payment of additional premiums may require an increase in the minimum death benefit to continue the policy as a contract of life insurance for Federal income tax purposes. We will send a new Policy Data page to you whenever the minimum death benefit changes due to the payment of additional premiums under your policy.

   We will compute the amount of the death benefit as of the end of the business day during which the insured dies or, if not a business day, the first business day thereafter. We will pay the death benefit proceeds upon receiving proof of the insured's death. The proceeds may be paid in a lump sum or under one of the payment options set forth in the policy. (See "Payment Options.") The death benefit proceeds are the death benefit payable, reduced by any outstanding loan balance.

   Sample Death Benefits. The following table shows sample initial minimum death benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

                         Initial Minimum Death Benefit

            Initial Premium:       $10,000           $25,000
                -------------------------------------------------
                                Least  Greatest  Least   Greatest
            Age                Amount   Amount   Amount   Amount
                -------------------------------------------------
            35 female.......   $62,365 $82,945  $164,860 $219,264
                -------------------------------------------------
            55 male.........   $24,039 $31,972  $ 62,499 $ 83,124


   A higher death benefit provides more insurance and, of course, costs more. Thus, a higher death benefit will result in a higher mortality charge. (See "Cost of Insurance.")

Changing the Minimum Death Benefit

   You may request an increase or a decrease in the minimum death benefit once each policy year after the first policy year. The minimum death benefit may not be decreased if it would cause a policy to fail to qualify as a contract of life insurance for Federal income tax purposes.

   At your request (as policy owner), or to keep premiums from exceeding the limit qualifying the policy as a contract of life insurance for Federal income tax purposes, we will increase the minimum death benefit of your policy, provided:

  (a) the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount of coverage on the insured's life;

  (b) satisfactory evidence of insurability for the insured's risk class is furnished to us; and

  (c) the request is accompanied by a minimum additional premium of $5,000.

   We will notify you as to the acceptable amount of any increase in the minimum death benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Target/United Funds, Inc. will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Because of the premium level contemplated under the policy, policies entered into after June 20, 1988 will in most circumstances be treated as modified endowment contracts. Moreover, a policy entered into before June 21, 1988 that is "materially changed" after June 20, 1988 may in certain circumstances be treated as a modified endowment contract. With respect to a policy entered into before June 21, 1988, a change in such policy's minimum death benefit, the payment of an additional premium, or the exchange of such a policy, among other things, may cause a material change to such a policy, which could result in the treatment of the policy (or the new policy in the case of an exchange) as a modified endowment contract. The "material change" rules for determining when a policy entered into before June 21, 1988 will be treated as a modified endowment contract are extremely complex. Therefore, a policy owner should consult a competent tax advisor before paying any additional premium or effecting any other change in (including an exchange of) a policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

    (a) is made on or after the policy owner reaches actual age 59 1/2,

    (b) is attributable to the policy owner's becoming disabled, or

    (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans that are outstanding after the first 15 policy years are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan Interest. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   Investment in the Policy. "Investment in the policy" means:

  (a) the aggregate amount of any premiums or other consideration paid for a policy; minus

  (b) the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

  (c) the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any Federal, state or local taxes (other than state and local premium taxes) that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Preparing for Year 2000. Existing computer programs of many businesses were developed with a two-digit identification of the year of a transaction without consideration of the upcoming change in century or millennium in the year 2000. This means that "00" is used to identify the year, and computers may interpret this incorrectly as the year 1900 instead of 2000. If this fact were ignored, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting operations or business.

   We have been in the process of modifying our computer system and applications for the year 2000. We substantially completed this project during 1998, and will conduct final testing in 1999. We have primarily used internal staff for this conversion but are also using outside consultants where necessary. The cost of this project, which is immaterial to our financial position, is expensed as incurred.

   As a part of our activities, we rely on and communicate electronically with other financial institutions and various other organizations which have computer systems that may not be year 2000 compliant. Where possible, we are verifying that these other business systems are now year 2000 compliant or are in the process of becoming compliant. If these systems are not compliant, the potential interruptions to our operations and cost to our business may be significant.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, is the principal underwriter of the policies. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of Target/United Funds, Inc. or another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Target/United Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Target/United Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Target/United Funds, Inc. and to substitute shares of another portfolio of Target/United Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of Target/United Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the Investment Division.

   We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Target/United Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   Our balance sheets as of December 31, 1998 and 1997, and the related statements of operations, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998 and the balance sheet of United Investors Life Variable Account as of December 31, 1998 and the related statement of operations and changes in net assets for the period then ended
have been included herein in reliance upon the report of     , independent
certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Death Benefit Factors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The death benefit factor is a multiple that ranges between two and one-half times and one times the policy value. It is 2.50 up to the insured's age 40 and declines thereafter as the insured's age increases, as specified in the following table.

            Attained          Attained        Attained
              Age      Factor   Age    Factor   Age    Factor
                 --------------------------------------------
            0-40        2.50     54     1.57      68    1.17
                 --------------------------------------------
             41         2.43     55     1.50      69    1.16
                 --------------------------------------------
             42         2.36     56     1.46      70    1.15
                 --------------------------------------------
             43         2.29     57     1.42      71    1.13
                 --------------------------------------------
             44        2.22      58     1.38      72    1.11
                 --------------------------------------------
             45        2.15      59     1.34      73    1.09
                 --------------------------------------------
             46        2.09      60     1.30      74    1.07
                 --------------------------------------------
             47        2.03      61     1.28   75-90    1.05
                 --------------------------------------------
             48        1.97      62     1.26      91    1.04
                 --------------------------------------------
             49        1.91      63     1.24      92    1.03
                 --------------------------------------------
             50        1.85      64     1.22      93    1.02
                 --------------------------------------------
             51        1.78      65     1.20      94    1.01
                 --------------------------------------------
             52        1.71      66     1.19    95 +    1.00
                 --------------------------------------------
             53        1.64      67     1.18


   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Appendix B:
Hypothetical Illustrations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following tables illustrate how the policy values and death benefits of a Policy may change with the investment experience of the portfolios of Target/United Funds, Inc. The tables show how the policy values and death benefits of a policy issued to an insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of Target/United Funds, Inc. were a uniform, gross, after-tax annual rate of 0%, 4%, 8% or 12%. The table on page 30 illustrates a policy issued to a female age 35 for $10,000 initial premium, standard risk class with the minimum initial death benefit. The tables on pages 31 and 32 illustrate a policy issued to a male age 55 for $50,000 initial premium, preferred risk class with the minimum initial death benefit. The policy values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 8% and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

   The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the death benefits and the policy values for uniform hypothetical rates of return shown in these tables. The table on page 31 is based on the current cost of insurance and administrative charges. This reflects the basis on which we currently sell the policy. The maximum cost of insurance rates allowable under the policy are contained in the 1980 Commissioners' Standard Ordinary Mortality Tables. The death benefits and policy values shown in the tables on pages 30 and 32 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the policy.

   The values shown assume that a policy owner maintains policy values in equal proportion among the Asset Strategy, Balanced, Bond, Growth, High Income, Income, International, Limited-Term Bond, Money Market, Science and Technology, and Small Cap portfolios of Target/United Funds, Inc. These values take into account:

  (a) a daily average of the investment management fee and other annual expenses incurred by those eleven portfolios in 1998 (which is equivalent to the annual rate of . % of the aggregate average daily net assets of those portfolios);

  (b) the daily charge we deduct from each variable investment division for assuming mortality and expense risks (which is equivalent to an annual rate of 0.60%);

  (c) the annual deduction on each of the first ten policy anniversaries for

    (1) state and local premium taxes,

    (2) underwriting and issue expenses, and

    (3) sales expenses,

        which are together an annual rate of 1.20% of the initial premium;

  (d) the annual deduction for cost of insurance; and

  (e) the $50 annual deduction for administrative expenses.

The values shown also take into account the service fee (at an annual rate of 0.25%) under the Service Plan adopted August 31, 1998 by Target/United Funds, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   Taking into account the mortality and expense risk charge of 0.60% and the charges deducted by Target/United Funds, Inc. for investment management fees, expenses and "12b-1" service fees, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12%, correspond to approximate net annual rates of - . %, . %, . % and . %, respectively.

   The hypothetical values shown in the tables do not reflect charges for any Federal income tax burden attributable to the Variable Account, since we are not currently deducting any such charges from the Variable Account. However, we may deduct such charges in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and policy values illustrated. (See "Tax Considerations.")

   The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid and if no policy loans have been made.

   Illustrated values would be different if the proposed insured were another age.

   Upon request, we will provide a comparable illustration based upon the issue age of a particular proposed insured and the initial death benefit requested under a policy.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
           FEMALE ISSUE AGE 35                     STANDARD RISK CLASS
--------------------------------------------------------------------------------
      $10,000 SINGLE PREMIUM PAYMENT          $62,365 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
           MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES(/1/)

                                Assuming Hypothetical Gross
                  Premium        Annual Rate of Return of:
     End of    Payments plus  --------------------------------
  Policy Year  Interest at 5%   0%      4%      8%      12%
                  per Year
                                    Death Benefits(/2/)
--------------------------------------------------------------
1.............                $62,365 $62,365 $62,365 $ 62,365
2.............                 62,365  62,365  62,365   62,365
3.............                 62,365  62,365  62,365   62,365
4.............                 62,365  62,365  62,365   62,365
5.............                 62,365  62,365  62,365   62,365
10............                 62,365  62,365  62,365   62,365
20............                 62,365  62,365  62,365   89,575
30............                  (/3/)  62,365  62,365  179,934
Age 65........                  (/3/)  62,365  62,365  179,934
--------------------------------------------------------------
                                     Policy Values(/2/)
--------------------------------------------------------------
1.............    $10,500     $ 9,838 $10,238 $10,638 $ 11,038
2.............     11,025       9,426  10,220  11,045   11,903
3.............     11,576       9,015  10,195  11,473   12,852
4.............     12,155       8,602  10,162  11,922   13,896
5.............     12,763       8,188  10,121  12,392   15,041
10............     16,289       6,039   9,730  15,081   22,702
20............     26,533       2,103   8,857  24,304   57,054
30............     43,219       (/3/)   5,106  40,505  147,487
Age 65........     43,219       (/3/)   5,106  40,505  147,487
--------------------------------------------------------------
                                   Surrender Values(/2/)
--------------------------------------------------------------
1.............                $ 9,038 $ 9,438 $ 9,838 $ 10,238
2.............                  8,726   9,520  10,345   11,203
3.............                  8,415   9,595  10,873   12,252
4.............                  8,102   9,662  11,422   13,396
5.............                  7,788   9,721  11,992   14,641
10............                  6,039   9,730  15,081   22,702
20............                  2,103   8,857  24,304   57,054
30............                  (/3/)   5,106  40,505  147,487
Age 65........                  (/3/)   5,106  40,505  147,487

(/1/Current)and maximum charges are the same for female standard risks. (/2/Assumes)no policy loans have been made.
(/3/In)the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the Target/United Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                     PREFERRED RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
 1............                $126,599 $126,599 $126,599 $126,599
 2............                 126,599  126,599  126,599  126,599
 3............                 126,599  126,599  126,599  126,599
 4............                 126,599  126,599  126,599  126,599
 5............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  143,779
20............                 126,599  126,599  143,988  325,142
30............                   (/2/)  126,599  254,371  832,329
Age 65........                 126,599  126,599  126,599  143,779
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
 1............    $ 52,500    $ 49,190 $ 51,190 $ 53,190 $ 55,190
 2............      55,125      47,275   51,258   55,402   59,706
 3............      57,881      45,333   51,282   57,724   64,678
 4............      60,775      43,360   51,259   60,166   70,163
 5............      63,814      41,351   51,185   62,737   76,220
10............      81,445      30,446   49,771   77,859  117,851
20............     132,665       3,097   42,501  134,568  303,871
30............     216,097       (/2/)    (/2/)  242,258  792,694
Age 65........      81,445      30,446   49,771   77,859  117,851
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
 1............                $ 45,190 $ 47,190 $ 49,190 $ 51,190
 2............                  43,775   47,758   51,902   56,206
 3............                  42,333   48,282   54,724   61,678
 4............                  40,860   48,759   57,666   67,663
 5............                  39,351   49,185   60,737   74,220
10............                  30,446   49,771   77,859  117,851
20............                   3,097   42,501  134,568  303,871
30............                   (/2/)    (/2/)  242,258  792,694
Age 65........                  30,446   49,771   77,859  117,851

(/1/Assumes)no policy loans have been made.
(/2/In)the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the Target/United Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                     PREFERRED RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $129,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
1.............                $126,599 $126,599 $126,599 $126,599
2.............                 126,599  126,599  126,599  126,599
3.............                 126,599  126,599  126,599  126,599
4.............                 126,599  126,599  126,599  126,599
5.............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  138,181
20............                   (/2/)  126,599  126,599  305,676
30............                   (/2/)    (/2/)  214,562  768,115
Age 65........                 126,599  126,599  126,599  138,181
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
1.............    $ 52,500    $ 49,190 $ 51,190 $ 53,190 $ 55,190
2.............      55,125      46,956   50,935   55,074   59,376
3.............      57,881      44,658   50,594   57,025   63,971
4.............      60,775      42,288   50,160   59,047   69,031
5.............      63,814      39,837   49,625   61,146   74,615
10............      81,445      25,771   44,873   72,936  113,264
20............     132,665       (/2/)   18,600  115,837  285,679
30............     216,097       (/2/)    (/2/)  204,345  731,538
Age 65........      81,445      25,771   44,873   72,936  113,264
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
1.............                $ 45,190 $ 47,190 $ 49,190 $ 51,190
2.............                  43,456   47,435   51,574   55,876
3.............                  41,658   47,594   54,025   60,971
4.............                  39,788   47,660   56,547   66,531
5.............                  37,837   47,625   59,146   72,615
10............                  25,771   44,873   72,936  113,264
20............                   (/2/)   18,600  115,837  285,679
30............                   (/2/)    (/2/)  204,345  731,538
Age 65........                  25,771   44,873   72,936  113,264

(/1/Assumes)no policy loans have been made.
(/2/In)the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the Target/United Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position  with   Principal Occupation
  United Investors          During the Past Five Years
----------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since
  Director, Vice President  November 1992.
  and Chief Actuary
----------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President-Administration of United Investors
  Director and Executive    since September 1998. Senior Vice President of United
  Vice President-           Investors, March 1998-September 1998. Senior Vice President
  Administration            of Torchmark Corporation since January 1997. Managing
                            Partner of KPMG Peat Marwick LLP, Birmingham, Alabama
                            Office, 1984-January 1997.
----------------------------------------------------------------------------------------
  Terry W. Davis            Vice President-Administration of Liberty National Life
  Director                  Insurance Company and United Investors since December 1996.
                            Second Vice President-Administration of Liberty National
                            Life Insurance Company since March 1988.
----------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of United Investors and Torchmark Corporation since
  Chairman of the Board of  March 1998. Chairman of Insurance Operations of Torchmark
  Directors and Chief       Corporation, January 1993-March 1998. Chairman of Liberty
  Executive Officer         National Life Insurance Company, United American Insurance
                            Company, and Globe Life Insurance Company since 1991.
----------------------------------------------------------------------------------------
  Larry M. Hutchison*       Vice President and General Counsel of Torchmark since
  Director                  February 1997. Vice President and General Counsel of United
                            American Insurance Company since 1992.
----------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer
----------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995.
  Director, Secretary and   Secretary and Associate Counsel of United Investors,
  Counsel                   December 1994-May 1995. Associate Counsel of United
                            Investors, July 1990-December 1994.
----------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life
  Vice President and        Insurance Company since January 1985.
  Controller

  Name and Position  with   Principal Occupation
  United Investors          During the Past Five Years
----------------------------------------------------------------------------------------
  Mark S. McAndrew*         Senior Vice President-Marketing of United Investors since
  Senior Vice President-    March 1998. Director of Torchmark Corporation since April
  Marketing                 1998. President of United American Insurance Company and
                            Globe Life and Accident Insurance Company since 1991.
----------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994.
  Director and Assistant    Associate Counsel of Torchmark Corporation since January
  Secretary                 1985.
----------------------------------------------------------------------------------------
  Anthony L. McWhorter      President of United Investors since September 1998.
  Director and President    President of Liberty National Life Insurance Company since
                            December 1994. Executive Vice President and Chief Actuary of
                            Liberty National, November 1993- December 1994. Senior Vice
                            President & Chief Actuary of Liberty National, September
                            1991-November 1993.
----------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and Vice
  President

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Attained Age             The age of the insured on his or her birthday nearest the beginning of each policy year.
----------------------------------------------------------------------------------------------
  Beneficiary              The person or persons to whom the policy's death benefit is payable when the insured dies, as named in the application unless
                           subsequently changed.
----------------------------------------------------------------------------------------------
  Business Day             Monday through Friday, excluding customary U.S. business holidays on which the New York Stock Exchange is not open for trading. Those holidays currently are: New Year's Day; Martin Luther King, Jr.
                           Day; Presidents' Day; Good Friday; Memorial Day; Independence Day;
                           Labor Day; Thanksgiving Day; and Christmas Day.
----------------------------------------------------------------------------------------------
  Cash Surrender Value     Policy value less any applicable surrender charges.
----------------------------------------------------------------------------------------------
  Death Benefit            The amount of insurance payable under the policy when the insured dies.
----------------------------------------------------------------------------------------------
  Grace Period Premium     That portion of the payment described in the grace period provision of the policy which represents accrued and unpaid annual
                           deductions.
----------------------------------------------------------------------------------------------
  Insured                  The person whose life is insured by the policy.
----------------------------------------------------------------------------------------------
  Issue Age                The age of the insured on his or her birthday nearest the policy's effective date.
----------------------------------------------------------------------------------------------
  Loan Balance             The sum of all outstanding loans on the policy, plus any accrued loan interest.
----------------------------------------------------------------------------------------------
  Maturity Date            The date when the proceeds of the policy are payable if the insured is still living.
----------------------------------------------------------------------------------------------
  Minimum Death Benefit    The least amount of death benefit payable while the policy remains in force. It is determined by the insured's age at death, sex, risk class, and the amount of initial and any additional premiums paid.
----------------------------------------------------------------------------------------------
  Net Investment Factor    The index used to measure the investment performance of a variable investment division from one business day to the next.
----------------------------------------------------------------------------------------------
  Net Premium              The premium paid less any deduction for sales expenses or premium taxes.
----------------------------------------------------------------------------------------------
  Payee                    The beneficiary, or any other person, estate or legal entity to whom benefits are to be paid under the policy.
----------------------------------------------------------------------------------------------
  Policy Anniversary       The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
----------------------------------------------------------------------------------------------
  Policy's Effective Date  The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
----------------------------------------------------------------------------------------------
  Policy Value             The sum of the variable account value and any loan balance.
----------------------------------------------------------------------------------------------
  Policy Year              A year that begins on the policy's effective date or on a policy anniversary.
----------------------------------------------------------------------------------------------
  Proceeds                 The amount payable under a policy (i) when the insured dies, (ii)
                           on the policy's maturity date, or (iii) when the policy is surrendered.
----------------------------------------------------------------------------------------------
  Surrender Value          Proceeds of the policy if it is surrendered prior to the maturity date. It is the policy value, less any loan balance and any applicable surrender charge.

  Terminate               Discontinuation of all the policy's insurance coverage because the policy is no longer in force.
--------------------------------------------------------------------------------------------
  Variable Account        United Investors Life Variable Account, a separate account of
                          United Investors Life Insurance Company.
--------------------------------------------------------------------------------------------
  Variable Account Value  The sum of the values of the variable investment divisions under a policy.
--------------------------------------------------------------------------------------------
  Variable Investment     One of the eleven investment divisions of the Variable Account.
  Division
--------------------------------------------------------------------------------------------
  We, Us, Our, or United  United Investors Life Insurance Company.
  Investors
--------------------------------------------------------------------------------------------
  Written Request         A request signed in writing by the policy owner.
--------------------------------------------------------------------------------------------
  You or Your             The policy owner.

Appendix E:
Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         [To be provided by amendment]

                                    PART II
                                    -------
                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING
                             --------------------

     In-so-far as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)
                -----------------------------------------------

     United Investors Life Insurance Company hereby represents that the fees and charges deducted under the variable life policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and Documents:

     The Facing Sheet.
     The Prospectus consisting of __ pages.
     The Undertaking to File Reports.
     The Undertaking Pursuant to Rule 484.
     Representation Pursuant to Section 26(e)(2)(A) of the Investment Company
     Act.
     The Signatures.
     Written consents of the following persons:
          (a) Counsel (included in Exhibit 3).
          (b) Sutherland Asbill & Brennan LLP
          (c) W. Thomas Aycock (included in Exhibit 6).
          (d) Independent Auditors.

The following Exhibits correspond to those required by paragraph A of the instructions as to Exhibits in Form N-8B-2:

     1.   A.

          (1) Resolution of the Board of Directors of United Investors establishing the Variable Account.\1\

          (2) Not Applicable.

          (3)  (a) Principal Underwriting Agreement.\3\
               (b) Not applicable.
               (c) Commission Schedule.\4\

          (4)  Not Applicable.

          (5)  Policy Form.\1\
               (a) Policy Endorsement, VL94.\4\

          (6)  (a) Certificate of Incorporation of United Investors.\1\
               (b) By-Laws of United Investors.\1\

          (7)  Not Applicable.

          (8)  Participation Agreement for Target/United Funds, Inc.\3\

          (9)  Not Applicable.

          (10) Application Form.\2\

          (11) Memorandum describing United Investors' issuance, transfer, and redemption procedures for the Policy.\2\

     2.   See Exhibit 1(5).

     3.   Opinion and consent of Counsel.\5\

     4. No financial statements are omitted from Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     5.   Not Applicable.

     6. Opinion and Consent of W. Thomas Aycock, Vice President and Chief Actuary of United Investors.\5\

     7.   Consent of Sutherland Asbill & Brennan LLP.\5\

     8.   Consent of Independent Auditors.\5\

     ___________________
\1\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998(previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

\2\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, File No. 33-11465).

\3\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement, File No. 33-11465).

\4\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment. No. 8 to the Form S-6 Registration Statement, File No. 33-11465).

\5\  To be filed by Amendment.

                                    SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant, United Investors Life Variable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Birmingham, Alabama on the 23rd day of February, 1999.

                              United Investors Life Variable Account
                              (Registrant)


(Seal)                        United Investors Life Insurance Company
                              (Depositor)


Attest: /s/ John H. Livingston       By:  /s/ Anthony L. McWhorter
        ----------------------------      ----------------------------------
        John H. Livingston                Anthony L. McWhorter
        Secretary and Counsel             President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signature                              Title                            Date
---------                              -----                            ----


/s/ C. B. Hudson               Chairman of the Board of Directors    February 23, 1999
--------------------------     and Chief Executive Officer
C. B. Hudson


/s/ Anthony L. McWhorter       Director and President                February 23, 1999
--------------------------
Anthony L. McWhorter


/s/ W. Thomas Aycock           Director, Vice President and          February 23, 1999
--------------------------     Chief Actuary
W. Thomas Aycock


/s/ Tony G. Brill              Director and  Executive Vice          February 23, 1999
--------------------------     President - Administration
Tony G. Brill


                               Senior Vice President - Marketing
--------------------------                                         -----------
Mark S. McAndrew


                               Director
--------------------------                                         -----------
Larry M. Hutchison


/s/ Michael J. Klyce           Vice President and Treasurer          February 23, 1999
--------------------------
Michael J. Klyce


/s/ James L. Mayton, Jr.       Vice President and Controller         February 23, 1999
--------------------------
James L. Mayton, Jr.


/s/ John H. Livingston         Director, Secretary and Counsel       February 23, 1999
--------------------------
John H. Livingston


/s/ Carol A. McCoy             Director and Assistant Secretary      February 23, 1999
--------------------------
Carol A. McCoy

Signature                              Title                           Date
---------                              -----                           ----



/s/ Ross W. Stagner            Director and Vice President     February 23, 1999
-------------------------
Ross W. Stagner


/s/ Terry W. Davis             Director                        February 23, 1999
-------------------------
Terry W. Davis